Exhibit 10.8

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (the “Amendment”) is entered into as of August 5, 2010, among Rampant Lion Energy, LLC, a Louisiana limited liability company, having its principal office and place of business at 9700 Richmond Avenue, Suite 124, Houston, Texas  77042 (“Borrower”), Jurasin Oil & Gas, Inc., a Louisiana corporation, having its principal office and place of business at 9700 Richmond Avenue, Suite 124, Houston, Texas  77042 (“Parent”), and Macquarie Bank Limited, a bank incorporated in accordance with the laws of Australia, with offices at Level 15, No. 1 Martin Place, Sydney, New South Wales, 2000 Australia (“Lender”).  Capitalized terms used but not defined in this Amendment have the meaning given to them in the Credit Agreement (defined below).

Background

A.

Borrower and Lender have previously entered into that certain Amended and Restated Senior First Lien Secured Credit Agreement dated September 14, 2006 (as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”), for the purpose of making available to Borrower a senior secured term loan for the purposes set forth in the Credit Agreement.

B.

To secure Borrower’s obligations under the Credit Agreement, Borrower and Lender have previously entered into that certain Security Agreement dated February 10, 2006 (as amended, restated, modified or otherwise supplemented from time to time, the “Security Agreement”), pursuant to which Borrower granted Lender a security interest in all Borrower’s personal property.

C.

To further secure Borrower’s obligations under the Credit Agreement, Parent and Lender have previously entered into that certain Pledge Agreement dated February 10, 2006 (as amended, restated, modified or otherwise supplemented from time to time, the “Pledge Agreement”), pursuant to which Parent granted Lender a security interest in all of the outstanding membership interests of Borrower.

D.

Borrower and Lender desire to amend certain terms of conditions of the Credit Agreement pursuant to that certain Second Amendment to Amended and Restated Senior First Lien Secured Credit Agreement dated of even date herewith.

E.

As a condition to the financial accommodations to be extended to Borrower under the Credit Agreement, Lender has required Borrower and Parent to amend certain terms and conditions of the Security Agreement and the Pledge Agreement, as applicable.

Agreements

In consideration of the mutual covenants set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, the parties agree as follows:

 1.

Amendments to Security Agreement.  Section 2.2(a) of the Security Agreement hereby is amended and restated in its entirety as follows:

(a)

“the payment of (i) all the Obligations of Debtor to Secured Party now or hereafter existing, including, without limitation the indebtedness of Debtor under the Term Note, and any and all renewals, extensions for any period or rearrangement of such Obligations, (ii) all the Obligations (as defined in the Amber Credit Agreement (as defined below)) of Debtor’s affiliate, Amber Energy, LLC (“Amber”) to Secured Party now or hereafter existing pursuant to that certain Amended and Restated Secured Credit Agreement dated April 30, 2008 between Amber and Secured Party (as amended, restated, modified or otherwise supplemented from time to time, the “Amber Credit Agreement”), including, without limitation the indebtedness of Amber under that certain Term Note dated October 3, 2007 made by Amber for the benefit of Secured Party, and any and all renewals, extensions for any period or rearrangement of such Obligations, and (iii) the payment and performance of all obligations of Debtor to Secured Party under that certain Unconditional Guaranty dated of even date herewith.”

 2.

Amendments to Pledge Agreement.  The Pledge Agreement hereby is amended as follows:

(a)

The definition of “Secured Obligations” in Section 1.2 of the Pledge Agreement hereby is amended and restated in its entirety as follows:

““Secured Obligations” means (a) all the Obligations and other obligations of the Company to Secured Party now or hereafter existing under or in connection with the Credit Agreement, the Term Note, or any other agreement giving rise to any Obligation; (b) all the Obligations (as defined in the Amber Credit Agreement (as defined below)) and other obligations of Debtor’s affiliate, Amber Energy, LLC (“Amber”) to Secured Party now or hereafter existing under or in connection with that certain Amended and Restated Secured Credit Agreement dated April 30, 2008 between Amber and Secured Party (as amended, restated, modified or otherwise supplemented from time to time, the “Amber Credit Agreement”),under that certain Term Note dated October 3, 2007 made by Amber for the benefit of Secured Party, or any other agreement giving rise to any Obligation (as defined in the Amber Credit Agreement); (c) the payment and performance of all obligations of Debtor to Secured Party under that certain Unconditional Guaranty dated of even date herewith; and (d) all obligations of Pledgor under this Agreement.  The Secured Obligations shall also include all interest, charges, expenses, attorneys’ or other fees and any other sums payable to or incurred by Secured Party in connection with the execution, administration or enforcement of Secured Party’s rights and remedies hereunder, or under any other agreement with Pledgor, the Company or Amber, or under any other agreement giving rise to any Obligation of the Company or any Obligation (as defined in the Amber Credit Agreement) of Amber.”

(b)

The notice information for Parent set forth in Section 7.18 of the Pledge Agreement hereby is amended by deleting the copy to Strain, Dennis & Bates, L.L.P.

 3.

Reaffirmation of Representations and Warranties; Additional Representations and Warranties.  Borrower, to induce Lender to enter into this Amendment, hereby reaffirms as of the date hereof (or as such earlier date as expressly set forth herein), all representations and warranties of Borrower contained in the Security Agreement.  Parent, to induce Lender to enter into this Amendment, hereby reaffirms as of the date hereof (or as such earlier date as expressly set forth herein), all representations and warranties of Parent contained in the Pledge Agreement.  Furthermore, each of Borrower and Parent represent and warrant as follows:

(a)

The execution and delivery of this Amendment and the performance by Borrower or Parent, as applicable, of its obligations under this Amendment are within each such party’s power, have been duly authorized by all necessary entity corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with (i) any provision of law applicable to Borrower or Parent, (ii) any of the respective Charter Documents of each Borrower or Parent, or (iii) any agreement binding upon Borrower or Parent or any of their respective assets; and

(b)

This Amendment represents the legal, valid and binding obligations of Borrower and Parent, respectively, enforceable against each of them in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally.

 4.

Ratification of Liens and Security Interests.  Borrower and Parent hereby acknowledge, agree to and ratify the existence and priority of the Liens granted by each of Borrower and Parent in favor of  Lender in and to the Collateral and represents, warrants and covenants that the Liens and security interests are valid, existing and in full force and effect.

 5.

Miscellaneous.  This Amendment supersedes all prior agreements (written or oral) between Borrower, Parent and Lender with regard to the subject matter hereof.  This Amendment is a Loan Document.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of any Loan Document and the Credit Agreement, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement.  All references to the Credit Agreement will refer to the Credit Agreement as amended.  Each of Borrower and Parent agree that all Loan Documents to which it is a party remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment or are amended in connection with this Amendment).  Borrower and Parent release Lender from any liability for actions or failures to act in connection with any of the Loan Documents prior to the date of this Amendment.  Any course of dealing among Borrower, Parent or Lender or any other Person will not be deemed to have altered or amended the Credit Agreement or the Loan Documents or affected Borrower’s, Parent’s or Lender’s right to enforce the Credit Agreement or the Loan Documents as written.  This Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

 6.

Form. Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this instrument must be in form and substance satisfactory to Lender and its counsel.

 7.

Multiple Counterparts.  This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart.  It shall not be necessary for Borrower, Parent and Lender to execute the same counterpart hereof so long as Borrower, Parent and Lender each execute a counterpart hereof.

 8.

Governing Law.  This Amendment and all transactions provided for in this Amendment will be governed by, interpreted and construed under and enforced pursuant to the laws of the State of Texas, without regard to its conflicts of laws provisions.

 9.

FINAL AGREEMENT.  THE LOAN DOCUMENTS, AS AMENDED BY OR IN CONNECTION WITH THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

Rampant Lion Energy, LLC,

a Louisiana limited liability company

By:  Jurasin Oil & Gas, Inc.,

a Louisiana corporation, its Managing Member

By:  /s/ John M. Jurasin

John M. Jurasin, President

Signature Page to Omnibus Amendment

(Rampant Lion)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

PARENT:

Jurasin Oil & Gas, Inc.,

a Louisiana corporation

By:  /s/ John M. Jurasin

John M. Jurasin, President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

LENDER:

Macquarie Bank Limited,

a bank incorporated in accordance with the laws of Australia

By:

/s/ Jonathan Rourke

Name:

Jonathan Rourke

Title:

Executive Director

By:

/s/ Karen Goepfert

Name:

Karen Goepfert

Title:

Associate Director

Signature Page to Omnibus Amendment

(Rampant Lion)

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